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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         CONTINENTAL NATURAL GAS, INC.
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             (Exact name of registrant as specified in its charter)


     Oklahoma                                             73-1198957
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(State of Incorporation                     (I.R.S. Employer Identification No.)
   or organization)


    1412 South Boston, Suite 500
            Tulsa, Oklahoma                                  74119
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(Address of principal executive offices)                   (Zip code)


If this Form relates to the registration of   If this Form relates to the
a class of debt securities and is effective   registration of a class of debt
upon filing pursuant to General Instruction   securities and is to become
A(c)(1) please check the following box. [ ]   effective simultaneously with the
                                              effectiveness of a concurrent
                                              registration statement under the
                                              Securities Act of 1933 pursuant to
                                              General Instruction A(c)(2)
                                              please check the following
                                              box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                           Name of each exchange on which
to be so registered                           each class is to be registered
------------------------                      ------------------------------
         None

Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, par value $.01 per share
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                                (Title of Class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Incorporated by reference to the section entitled "Description of Capital Stock" contained in the Prospectus (the "Prospectus") which forms a part of the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended, File No. 333-25719, filed with the Securities and Exchange Commission on April 24, 1994, as amended by Pre-Effective Amendment No. 1 dated June 27, 1997 (the "Registration Statement"). A copy of pages 51 and 52 of the Prospectus are attached as Exhibit 4 to this filing pursuant to Rule 12b-23 under the Securities and Exchange Act of 1934, as amended.


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ITEM 2.  EXHIBITS.

     1. Amended and Restated Certificate of Incorporation, as amended -- incorporated by reference, Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 333-25719 filed April 24, 1997.

     2. Amended and Restated Bylaws of the Registrant -- incorporated by reference, Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 333-25719, filed on April 24, 1997.

     3.   Form of Common Stock Certificate -- incorporated by reference,
Exhibit 4.1 to the Registrant's Amendment No.2 to be filed with the Registration Statement on Form S-1, File No. 333-25719.

     4. Pages 51 and 52 of the Prospectus included within the above-referenced Registration Statement.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            CONTINENTAL NATURAL GAS, INC.



                                            By: /s/ GARRY D. SMITH
                                                --------------------------------
                                                Garry D. Smith,
                                                Vice President, Controller and
                                                Director (Principal Financial
                                                and Accounting Officer)

Dated: July 22, 1997



                                 EXHIBIT INDEX


Exhibit No.          Description
     1.              Articles of Incorporation, as amended -- incorporated by reference,Exhibit 3.1 to the Registrant's
                     Registration Statement on Form S-1, File No. 333-25719, filed April 24, 1997.

     2.              By-Laws of the Registrant -- incorporated by reference, Exhibit 3.2 to the Registrant's
                     Registration Statement on Form S-1, File No. 333-25719, filed on April 24, 1997.

     3.              Form of Common Stock Certificate -- incorporated by reference, Exhibit 4.1 to the Registrant's
                     Amendment No.2 to be filed with the Registration Statement on Form S-1, File No. 333-25719.

     4.              Pages 51 and 52 of the Prospectus included within the above-referenced Registration
                     Statement.